016570| 003590|127C|RESTRICTED||4|057-423

COMMON STOCK

PAR VALUE $.001

Certificate Number

ZQ 000000

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

Shares

600620****
600620**
****600620****
*****600620***
******600620**

3DSYSTEMS™

3D SYSTEMS CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

CUSIP 88554D 20 5

SEE REVERSE FOR CERTAIN DEFINITIONS

is the record holder of

*** SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY***

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

3D Systems Corporation transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Chief Executive Officer

3D SYSTEMS CORPORATION
CORPORATE
SEAL
1993
DELAWARE

Secretary

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

By_______________________________
AUTHORIZED SIGNATURE

1234567

3DSYSTEMS™
PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4

CUSIP			XXXXXX XX X
Holder ID			XXXXXXXXXX
Insurance Value			1,000,000.00
Number of Shares			123456
DTC	12345678	123456789012345	

Certificate Numbers	Num/No.	Denom.	Total
1234567890/1234567890	1	1	1
1234567890/1234567890	2	2	2
1234567890/1234567890	3	3	3
1234567890/1234567890	4	4	4
1234567890/1234567890	5	5	5
1234567890/1234567890	6	6	6
Total Transaction			7

3D SYSTEMS CORPORATION

THE CORPORATION SHALL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -............................................Custodian ................................................

(Cust) (Minor)

under Uniform Gifts to Minors Act.........................................................

(State)

UNIF TRF MIN ACT -............................................Custodian (until age ................................)

(Cust)

.............................under Uniform Transfers to Minors Act ...................

(Minor) (State)

Additional abbreviations may also be used though not in the above list.

For value received,(

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Shares

Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:

Signature:

Signature: ____________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

THE SIGNATURE(S) Signature(s) SHOULD BE Guaranteed: GUARANTEED BY Medallion AN ELIGIBLE Guarantee GUARANTOR Stamp INSTITUTION (Banks, Stockbrokers, SIGNATURE GUARANTEE Savings and Loan MEDALLION Associations PROGRAM, and Credit PURSUANT Unions) WITH TO S. E. MEMBERSHIP C. RULE 17Ad-15. IN AN APPROVED